                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

                        Date of Report (Date of earliest
                        event reported) December 19, 1997

                                 ---------------

                                   Iridium LLC

             (Exact name of registrant as specified in its charter)

    Delaware                                    0-22637-01                           52-1984342
(State or other                           (Commission File                         (I.R.S. Employer
jurisdiction of                                     Number)                          Identification
organization)                                                                         Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 ---------------

                              Iridium Operating LLC
             (Exact name of registrant as specified in its charter)

    Delaware                                    Pending                                52-2066319
(State or other                           (Commission File                          (I.R.S. Employer
jurisdiction of                                 Number)                                Identification
organization)                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                           Iridium Capital Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                                 333-31741-03                          52-2048739
(State or other                           (Commission File                         (I.R.S. Employer
jurisdiction of                                   Number)                            Identification
organization)                                                                            Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                        Iridium World Communications Ltd.
             (Exact name of registrant as specified in its charter)

    Bermuda                                     0-22637                               52-1984342
(State or other                           (Commission File                         (I.R.S. EMPLOYER
jurisdiction of                                   Number)                             Identification
organization)                                                                              Number)

            Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                  (441)295-5950

   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 ---------------

                                 Iridium IP LLC
             (Exact name of registrant as specified in its charter)

    Delaware                                 333-31741-01                          52-2048736
(State or other                           (Commission File                         (I.R.S. EMPLOYER
jurisdiction of                                     Number)                          Identification
organization)                                                                        Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Roaming LLC
             (Exact name of registrant as specified in its charter)

    Delaware                                333-31741-02                           52-2048734
(State or other                           (Commission File                         (I.R.S. EMPLOYER
jurisdiction of                                     Number)                          Identification
organization)                                                                        Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

Item 2.  Acquisition or Disposition of Assets

           On December 19, 1997, Iridium LLC entered into an asset drop-down transaction (the "Asset Drop-Down Transaction") with Iridium Operating LLC, a newly formed wholly-owned subsidiary of Iridium LLC. Pursuant to the Asset Drop-Down Transaction, substantially all of the assets and liabilities of Iridium LLC were transferred to Iridium Operating LLC, including, without limitation, all outstanding Series A, Series B and Series C Senior Notes of Iridium LLC. Pursuant to the indentures relating to the Series A, Series B and Series C Notes, Iridium Operating LLC has been substituted for Iridium LLC, and Iridium LLC has been released from all obligations under such indentures and such Notes.

           The Asset Drop-Down Transaction was consummated in connection with establishment of a $1,000,000,000 credit facility by Iridium Operating LLC. That credit facility is secured by a security interest in substantially all of the assets of Iridium Operating LLC, and in all of the membership interests in Iridium Operating LLC.

           A copy of the related press release of December 23, 1997 is attached as an exhibit hereto.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  IRIDIUM LLC

                                  By   /s/ ROY GRANT
                                    ----------------------------
                                      Name: Roy Grant
                                      Title: VP/CFO

                                  IRIDIUM OPERATING LLC

                                  By   /s/ ROY GRANT
                                    ----------------------------
                                      Name: Roy Grant
                                      Title: VP/CFO

                                  IRIDIUM CAPITAL CORPORATION

                                  By   /s/ ROY GRANT
                                    ----------------------------
                                      Name: Roy Grant
                                      Title: VP/CFO

                                  IRIDIUM WORLD COMMUNICATIONS LTD.

                                  By   /s/ ROY GRANT
                                    ----------------------------
                                      Name: Roy Grant
                                      Title: VP/CFO

                                  IRIDIUM ROAMING LLC

                                  By   /s/ ROY GRANT
                                    ----------------------------
                                      Name: Roy Grant
                                      Title: VP/CFO

                                  IRIDIUM IP LLC

                                  By   /s/ ROY GRANT
                                    ----------------------------
                                      Name: Roy Grant
                                      Title: VP/CFO

Date:   December 19, 1997

                                  EXHIBIT INDEX

Exhibit Number                 Description

       1                       Press Release - Secured Credit Facility & Asset
                               Drop Down Transaction



                                        1